In concurrence with the identification of the material weakness described within the independent public accountants report on internal control, Management has identified the material weakness described herein.
Management acknowledges that during the
fiscal year ended December 31, 2023, the Fund failed to maintain appropriate controls over financial reporting related to the design of controls to verify the completeness and accuracy of the presentation and disclosures in the consolidated financial statements and the underlying data used to prepare the consolidated financial statements. The incident was investigated by Management, which has reported on its materiality and impact to shareholders to the Board. The
Funds investment adviser has reimbursed
the Fund for losses associated with the
Funds utilization of straight-line instead of effective interest amortization method when utilization of the different methods resulted in a material misstatement. The Fund will utilize the effect interest amortization method going forward and Management has developed and implemented a remediation plan, which includes the design and precision of controls to verify the completeness and accuracy of the presentation and disclosures in the consolidated financial statements and the underlying data used to prepare the consolidated financial statements. The material weakness will not be considered remediated until the revised controls have operated for a sufficient period of time and Management has tested and concluded that the controls are designed and operating effectively. The independent public accounts report on the internal control is attached hereto.